SHAREHOLDERS REPORT June 30, 2000

------------------------------------------------

      ARMSTRONG
      ASSOCIATES
      INC.

------------------------------------------------

OFFICERS AND DIRECTORS

------------------------------------------------

C.K. Lawson                Douglas W. Maclay
President, Treasurer       Director
and Director               President, Maclay
                           Properties Company
Candace L. King
Vice President and         R.H. Stewart Mitchell
Secretary                  Director
                           Private Investor
Eugene P. Frenkel, M.D.
Director                   Cruger S. Ragland
Professor of Internal      Director
Medicine and Radiology     Retired President,
Southwestern Medical       Ragland Insurance
School                     Agency, Inc.

                           Ann Reed Dittmar
                           Director
                           Private Investor

------------------------------------------------

Custodian
Union Bank of California, N.A.
San Francisco, California

Transfer Agent
Portfolios, Inc.
Dallas, Texas

Auditors
Grant Thornton LLP
Dallas, Texas

Investment Advisor
Portfolios, Inc.
Dallas, Texas

------------------------------------------------

This report is prepared for the  information  of
the shareholders of Armstrong  Associates,  Inc.
It  is  not  authorized  for   distribution   to
prospective   investors   in  the  Fund   unless
preceded   or   accompanied   by  an   effective
prospectus.

------------------------------------------------

                       AAI

            ARMSTRONG ASSOCIATES INC.
      750 N. St. Paus, Suite 1300, L.B. 13
               Dallas, Texas 75201
                 (214) 720-9101
               FAX: (214) 871-8948

------------------------------------------------

--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

At the end of its fiscal year on June 30, 2000, Armstrong Associates, Inc. had total net assets of $20,126,261 and a per share price of $15.70. Not included in the year end price was a capital gains distribution of $0.48 per share made in December 1999. Armstrong's investment return for the twelve months, assuming the reinvestment of the distribution to shareholders, was +20.38%.

Looking at results for various segments of the market during the year, the capitalization-weighted Standard and Poor's (S&P) 500, which tends to reflect results for large-cap stocks, showed a +5.97% price increase. The S&P 400 MidCap and 600 SmallCap Indexes had price gains of +15.62% and +13.57%, respectively, for the same period. These comparisons reflect a significant change from the pattern seen for the prior fiscal year, when big-cap issues generally outperformed mid-cap and small-cap stocks. We believe this change reflects a broadening of investor interest into less exploited areas of the market.
Nevertheless, there continued to be sharp performance divergence and a relatively narrow base of issues leading the market, as reflected by the -12.43% decline in the Value Line Composite Index, which reflects the price changes of approximately 1,700 stocks on an equally-weighted basis.

There were a variety of cross currents impacting the market during Armstrong's fiscal year resulting in a significant degree of market volatility. Strong corporate profits, a high level of consumer spending and rising energy costs helped fuel inflation fears. Fortunately, the effects of measured monetary tightening by the Federal Reserve and continued increases in worker productivity, thanks largely to the tangible benefits of technology, relieved investor concerns to some degree. We believe it is likely that the United States economy will continue to expand at a sustainable, although possibly slower, rate over the next year. While presidential campaign rhetoric and related media hyperbole can be expected to jar the stock market from time-to-time over the next few months, we believe that equities should continue to be productive investments.

Please call or write if you have any questions concerning your Armstrong investment.

Sincerely

/s/ C. K. Lawson

C. K. Lawson

August 15, 2000

--------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS IN SECURITIES -- JUNE 30, 2000
--------------------------------------------------------------------------------------------------
                                                        Shares or
                                                     principal amount    Cost     Market value (a)
--------------------------------------------------------------------------------------------------
Common stock (85.87%)
   Industry and issue
      Aerospace (2.0%)
         The Boeing Company                                 4,000    $   236,300    $   167,250
         United Technologies                                4,000        254,750        231,250
-----------------------------------------------                      -----------    -----------
                                                                         491,050        398,500
-----------------------------------------------                      -----------    -----------
      Broadcasting and Media (10.4%)
         A.H. Belo Corporation                             12,000        171,285        207,750
         New York Times Company                             5,000        197,188        197,500
         Time Warner, Inc.                                 20,000        208,192      1,520,000
         True North Communications                          4,000        177,310        170,249
-----------------------------------------------                      -----------    -----------
                                                                         753,975      2,095,499
-----------------------------------------------                      -----------    -----------
      Chemicals and Related (6.1%)
         Avery Dennison Corporation                        15,000        211,200      1,006,875
         Praxair, Inc.                                      6,000        212,890        224,625
-----------------------------------------------                      -----------    -----------
                                                                         424,090      1,231,500
-----------------------------------------------                      -----------    -----------
      Communications and Related (10.7%)
         Corning, Inc.                                      8,000        131,044      2,148,000
-----------------------------------------------                      -----------    -----------
      Computer, Software, and Related (12.8%)
         International Business Machines Corp.              5,000        249,675        547,813
         Oracle Systems Corporation*                       24,000         75,280      2,017,500
-----------------------------------------------                      -----------    -----------
                                                                         324,955      2,565,313
-----------------------------------------------                      -----------    -----------
      Consumer Products (10.1%)
         Black & Decker Corporation                        10,000        216,760        392,500
         The Gillette Company                               7,232        166,636        252,668
         Kimberly Clark Corporation                         6,000        230,820        344,250
         Sherwin Williams Company                           6,000        198,150        129,000
         Wal-Mart Stores, Inc.                             16,000        196,800        907,000
-----------------------------------------------                      -----------    -----------
                                                                       1,009,166      2,025,418
-----------------------------------------------                      -----------    -----------
      Diversified Operations (1.9%)
         Tyco International Limited                         7,858        211,614        372,273
-----------------------------------------------                      -----------    -----------
      Educational Services (0.8%)
         DeVRY Inc.*                                        6,000        132,660        159,750
-----------------------------------------------                      -----------    -----------
      Financial and Related (1.7%)
         Associates First Capital Corporation               8,000        246,800        178,500
         Bank of America Corporation                        4,000        240,350        172,000
-----------------------------------------------                      -----------    -----------
                                                                         487,150        350,500
-----------------------------------------------                      -----------    -----------
      Food, Beverages and Related (7.8%)
         Bestfoods                                         10,000        199,538        692,500
         Pepsico, Inc.                                     20,000        116,802        888,750
-----------------------------------------------                      -----------    -----------
                                                                         316,340      1,581,250
-----------------------------------------------                      -----------    -----------
      Medical and Related (17.0%)
         Abbott Laboratories                               30,000        182,381      1,323,750
         Biogen, Inc.*                                      8,000        158,625        516,000
         Medtronics, Inc.                                  20,000        190,438        996,250
         Pfizer, Inc.                                      12,284        170,000        583,490
-----------------------------------------------                      -----------    -----------
                                                                         701,444      3,419,490
-----------------------------------------------                      -----------    -----------
      Office Supplies and Equipment (0.7%)
         Staples, Inc.*                                     9,000        175,875        138,375
-----------------------------------------------                      -----------    -----------
      Restaurants (2.0%)
         Brinker International, Inc.                        8,000        209,661        234,000
         Tricon Global Restaurants, Inc.*                   6,000        137,198        169,875
-----------------------------------------------                      -----------    -----------
                                                                         346,859        403,875
-----------------------------------------------                      -----------    -----------
      Transportation (0.7%)
         Ryder System, Inc.                                 8,000        196,960        151,500
-----------------------------------------------                      -----------    -----------
      Water Treatment and Pollution Control (1.2%)
         Ionics, Inc.*                                      8,000        186,800        241,500
-----------------------------------------------                      -----------    -----------
            Total common stocks                                      $ 5,889,982    $17,282,743
-----------------------------------------------                      -----------    -----------


-----------------------------------------------------------------------------------------------
PORTFILIO OF INVESTMENTS IN SECURITIES -- JUNE 30, 2000 (continued)
-----------------------------------------------------------------------------------------------
Short-term debt (14.0%)
   U.S. Treasury bills, due July and August 2000       $2,841,000    $ 2,818,062    $ 2,818,062
-----------------------------------------------                      -----------    -----------
      Total investment securities -- 99.87%                          $ 8,708,044    $20,100,805
-----------------------------------------------                      -----------    -----------
      Other assets less liabilities -- 0.13%                                             25,456
-----------------------------------------------                                     -----------
      Net assets -- 100.00%                                                         $20,126,261
-----------------------------------------------                                     -----------

Notes (a)   All common  stocks are listed on a national  securities  exchange or reported on the NASDAQ national market and are valued at the closing price. Short-term debt is carried at cost, which approximates market value.

      *     Non-income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS -- YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                         $   137,367
   Interest                                                               95,251
--------------------------------------------------                   -----------
                                                                         232,618
--------------------------------------------------                   -----------
Operating expenses
   Investment advisory fees                           $   141,472
   Administrative fees                                     16,000
   Custodian fees                                           8,695
   Transfer agent fees                                      8,815
   Legal fees                                               6,403
   Accounting fees                                         15,270
   Registration fees, licenses and other                    2,764
   Reports and notices to shareholders                      9,931
   Directors' fees and expenses                             6,709
   Insurance expense                                        1,463        217,522
--------------------------------------------------    -----------    -----------
      Net investment income                                               15,096
--------------------------------------------------                   -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Realized gains
      Proceeds from sales                                              2,304,407
      Cost of securities sold                                          1,239,247
--------------------------------------------------                   -----------
         Net realized gains                                            1,065,160
--------------------------------------------------                   -----------
   Unrealized appreciation
      Beginning of year                                                9,013,109
      End of year                                                     11,392,761
--------------------------------------------------                   -----------
      Increase in unrealized appreciation                              2,379,652
--------------------------------------------------                   -----------
      Net realized and unrealized gains on investments                 3,444,812
--------------------------------------------------                   -----------
      Increase in net assets from operations                         $ 3,459,908
--------------------------------------------------                   -----------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES -- JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value
   (identified cost, $8,708,044)                                   $ 20,100,805
Cash                                                                     37,103
Dividends receivable                                                      5,928
Interest receivable                                                       7,269
Prepaid expenses and other assets                                         1,858
---------------------------------------------------------------    ------------
                                                                     20,152,963

LIABILITIES:
Accrued expenses and other liabilities                                   16,702
Payable for fund shares redeemed                                         10,000
---------------------------------------------------------------    ------------
                                                                         26,702
---------------------------------------------------------------    ------------
NET ASSETS                                                         $ 20,126,261
---------------------------------------------------------------    ------------
NET ASSETS CONSIST OF:
   Paid in capital                                                 $  7,688,211
   Distributions in excess of net investment income                      (4,309)
   Accumulated undistributed net realized gains on investments        1,049,599
   Net unrealized appreciation on investments                        11,392,760
---------------------------------------------------------------    ------------
Net assets applicable to 1,282,114 shares outstanding              $ 20,126,261
---------------------------------------------------------------    ------------
Net asset value per share                                          $      15.70
---------------------------------------------------------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS -- YEARS ENDED JUNE 30
                                                      2000            1999
--------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                   $     15,096     $    (18,532)
   Net realized gains on investments                 1,065,160          616,861
   Increase in unrealized appreciation
     of investments                                  2,379,652        1,836,631
----------------------------------------------    ------------     ------------
      Net increase in net assets
         resulting from operations                   3,459,908        2,434,960

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends paid from net investment income                --          (49,896)
   Distributions paid from net realized gains         (615,506)        (561,330)
----------------------------------------------    ------------     ------------
      Net decrease in net assets
         resulting from distributions                 (615,506)        (611,226)

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of capital stock             624,661          404,587
   Net asset value of shares issued
      as reinvestment of dividends                     593,207          587,448
----------------------------------------------    ------------     ------------
                                                     1,217,868          992,035

LESS COST OF SHARES REPURCHASED                     (1,150,364)        (814,219)
----------------------------------------------    ------------     ------------
   Net increase in net assets resulting
      from capital share transactions                   67,504          177,816)
----------------------------------------------    ------------     ------------
   Total increase in net assets                      2,911,906        2,001,550

NET ASSETS:
Beginning of year                                   17,214,355       15,212,805
----------------------------------------------    ------------     ------------
End of year (Note)                                $ 20,126,261     $ 17,214,355
----------------------------------------------    ------------     ------------

Note: At June 30, 2000 and 1999, undistributed net realized investment gains were $1,049,599 and $599,974, respectively. At June 30, 2000 and 1999, distributions in excess of net investment income were $4,309 and $19,405, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------

Note A -- Nature of Operations and Summary of Accounting Policies
A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

Nature of Operations
Armstrong Associates, Inc. (the Company) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.

Valuation of Securities
The Company's investments in common stocks traded on a national securities exchange are carried at market value, which is determined by the last reported sales price on the day of valuation. Short-term debt securities are carried at cost which approximates market.

Investment Transactions and Investment Income
Investment transactions are recorded on a trade date basis, and realized gains and losses are calculated using the identified cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note B -- Federal Income Taxes
As of June 30, 2000, the Company qualified and intends to continue to qualify each fiscal year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By qualifying, the Company will not be subject to Federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Note C -- Purchases and Sales of Securities
For the year ended June 30, 2000, purchases and sales of securities, excluding short-term debt securities, aggregated $877,360 and $2,304,407, respectively.

The Company paid total brokerage commissions aggregating $6,500 in 2000 on purchases and sales of investment securities. All commissions were paid to unaffiliated broker-dealers.

Note D -- Investment Advisory, Transfer Agent and Administrative Fees
The Company has agreed to pay its investment adviser, Portfolios, Inc. (Portfolios), a fee of .80% per annum of the average net asset value of the Company. For the year ended June 30, 2000, investment advisory fees to Portfolios amounted to $141,472. In order to effectively limit the expenses of the Company, the adviser has agreed to reimburse the Company for all expenses (including the advisory fee but excluding brokerage commissions, taxes and interest and extraordinary charges such as litigation costs) incurred by the Company in any fiscal year in excess of 2% of the first $10 million of its average daily net assets for the fiscal year, 1.5% of the next $20 million of average daily net assets and 1% of the remainder. No reimbursements were required in 2000.

Portfolios is the transfer agent for the Company. Applicable fees and expenses of $8,815 were incurred by the Company for the year ended June 30, 2000. In addition, under the terms of an administrative services agreement between Portfolios and the Company, Portfolios provides accounting services to the Company for an annual fee of $16,000 payable in equal monthly installments.

At June 30, 2000, the Company owed Portfolios $13,145 in accrued fees.

Note E -- Capital Stock
On June 30, 2000, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $7,688,211. Transactions in capital stock for the years ended June 30, 2000 and 1999 were as follows:

                                                          2000           1999
--------------------------------------------------------------------------------
Shares sold                                               45,567         34,015
Shares issued as reinvestment of dividends                46,243         51,758
--------------------------------------------------    ----------     ----------
                                                          91,810         85,773
   Shares redeemed                                       (82,023)       (66,465)
--------------------------------------------------    ----------     ----------
      Net increase in shares outstanding                   9,787         19,308
--------------------------------------------------    ----------     ----------

Note F -- Dividends
Dividends from net investment income paid during the year ended June 30, 2000 and 1999 amounted to $.00 and $.04 per share, respectively. Distributions from net realized gains paid during the years ended June 30, 2000 and 1999 amounted to $.48 and $.45 per share, respectively.

--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION

Selected per Share Data and Ratios

                         Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
---------------------------------------------------------------------------------------------------------------------------
                                              2000        1999        1998        1997        1996        1995        1994
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year          $ 13.53     $ 12.14     $ 11.61     $ 10.45     $  9.70     $  8.19     $  8.26
Income (loss) from investment operations
   Net investment income (loss)                 .01        (.01)        .03         .06         .05         .02          --
   Net realized and unrealized gains
     (losses) on investments                   2.64        1.89        1.38        1.64        1.10        2.12         .10
----------------------------------------    -------     -------     -------     -------     -------     -------     -------
Total from investment operations               2.65        1.88        1.41        1.70        1.15        2.14         .10
Less distributions
   Dividends from net investment income          --         .04         .05         .07         .02         .04          --
   Distributions from net realized gains        .48         .45         .83         .47         .38         .59         .17
----------------------------------------    -------     -------     -------     -------     -------     -------     -------
Net asset value, end of year                $ 15.70     $ 13.53     $ 12.14     $ 11.61     $ 10.45     $  9.70     $  8.19
----------------------------------------    -------     -------     -------     -------     -------     -------     -------
Total return                                  20.38%      16.26       13.31       17.19       12.09       27.32        1.13
Ratios/supplemental data
   Net assets, end of period (000's)        $20,126      17,214      15,213      14,300      13,100      11,961       9,255
   Ratio of expenses to average
      net assets                                1.2         1.2         1.3         1.4         1.4         1.8         1.8
   Ratio of net investment income
      to average net assets                      .1         (.1)         .2          .5          .5          .2          --
   Portfolio turnover rate                        3%          2           7           7          19          12          15

                         Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
---------------------------------------------------------------------------------------------------------------------------
                                              1993        1992        1991        1990        1989        1988        1987
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year          $  7.08     $  6.87     $  7.38     $  7.74     $  7.17     $  9.66     $  8.72
Income (loss) from investment operations
   Net investment income (loss)                 .02         .06         .16         .23         .24         .09         .10
   Net realized and unrealized gains
     (losses) on investments                   1.19         .33        (.27)        .19         .67        (.53)       1.51
----------------------------------------    -------     -------     -------     -------     -------     -------     -------
Total from investment operations               1.21         .39        (.11)        .42         .91        (.44)       1.61
Less distributions
   Dividends from net investment income         .02         .15         .23         .24         .11         .14         .16
   Distributions from net realized gains        .01         .03         .17         .54         .23        1.91         .51
----------------------------------------    -------     -------     -------     -------     -------     -------     -------
Net asset value, end of year                $  8.26     $  7.08     $  6.87     $  7.38     $  7.74     $  7.17     $  9.66
----------------------------------------    -------     -------     -------     -------     -------     -------     -------
Total return                                  17.12        5.79        (.92)       5.93       13.23       (6.27)      20.00
Ratios/supplemental data
   Net assets, end of period (000's)          9,680       9,366       9,228       9,770       9,887      10,435      12,294
   Ratio of expenses to average
      net assets                                1.8         1.9         1.9         1.8         1.9         2.0         1.7
   Ratio of net investment income
      to average net assets                      .2          .8         2.3         2.9         3.0         1.3         1.0
   Portfolio turnover rate                       17          35          24          44          46          20          51

                         Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
---------------------------------------------------------------------------------------------------------------------------
                                              1986        1985        1984        1983        1982        1981        1980
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year          $  7.65     $  7.29     $ 10.22     $  7.10     $  9.37     $  7.74     $  7.06
Income (loss) from investment operations
   Net investment income (loss)                 .14         .24         .16         .21         .41         .24         .23
   Net realized and unrealized gains
     (losses) on investments                   1.17        1.02       (2.51)       3.72       (1.28)       2.62        1.40
----------------------------------------    -------     -------     -------     -------     -------     -------     -------
Total from investment operations               1.31        1.26       (2.35)       3.93        (.87)       2.86        1.63
Less distributions
   Dividends from net investment income         .24         .14         .20         .43         .19         .23         .13
   Distributions from net realized gains         --         .76         .38         .38        1.21        1.00         .82
----------------------------------------    -------     -------     -------     -------     -------     -------     -------
Net asset value, end of year                $  8.72     $  7.65     $  7.29     $ 10.22     $  7.10     $  9.37     $  7.74
----------------------------------------    -------     -------     -------     -------     -------     -------     -------
Total return                                  17.80       19.10      (24.01)      61.27       (9.87)      38.04       24.08
Ratios/supplemental data
   Net assets, end of period (000's)         11,714      10,957       9,788      12,869       7,669       8,277       5,777
   Ratio of expenses to average
      net assets                                1.6         1.7         1.6         1.6         1.7         1.5         1.6
   Ratio of net investment income
      to average net assets                     1.6         3.1         1.9         2.4         5.6         2.7         3.2
   Portfolio turnover rate                       54          53          96          59          34          60         131

Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
---------------------------------------------------------------------------------------------------
                                              1979        1978        1977        1976        1975
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year          $  6.50     $  5.68     $  5.30     $  3.81     $  2.74
Income (loss) from investment operations
   Net investment income (loss)                 .16         .08         .04         .03         .07
   Net realized and unrealized gains
     (losses) on investments                    .84         .78         .38        1.53        1.04
----------------------------------------    -------     -------     -------     -------     -------
Total from investment operations               1.00         .86         .42        1.56        1.11
Less distributions
   Dividends from net investment income         .11         .04         .04         .07         .04
   Distributions from net realized gains        .33          --          --          --          --
----------------------------------------    -------     -------     -------     -------     -------
Net asset value, end of year                $  7.06     $  6.50     $  5.68     $  5.30     $  3.81
----------------------------------------    -------     -------     -------     -------     -------
Total return                                  15.17       15.31        8.05       42.06       41.46%
Ratios/supplemental data
   Net assets, end of period (000's)          4,538       3,886       3,649       3,785     $ 2,892
   Ratio of expenses to average
      net assets                                1.5         1.5         1.5         1.5         1.5
   Ratio of net investment income
      to average net assets                     2.3         1.6         1.9          .8         2.7
   Portfolio turnover rate                       97         151         113         113         210%

(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.

(b)  The  Fund  had  no  senior   securities  or  outstanding  debt  during  the
     twenty-six-year period ended June 30, 2000.

See accompanying independent auditor's report.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
Armstrong Associates, Inc.

We have audited the accompanying statement of assets and liabilities of Armstrong Associates, Inc., including the schedule of portfolio of investments in securities as of June 30, 2000, the statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended June 30, 2000, and the selected per share data and ratios for each of the nine years in the period ended June 30, 2000. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits. The selected per share data and ratios for each of the seventeen years in the period ended June 30, 1991, were audited by other independent certified public accountants whose report thereon dated July 19, 1991, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Armstrong Associates, Inc. as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2000, and the selected per share data and ratios for each of the nine years in the period ended June 30, 2000, in conformity with accounting principles generally accepted in the United States of America.

GRANT THORNTON LLP

Dallas, Texas
July 14, 2000